SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): May 11, 2001 (May 11, 2001)

                        American General Corporation
             (Exact Name of Registrant as Specified in Charter)

                                   Texas
               (State or Other Jurisdiction of Incorporation)

                         001-07981                        74-0483432
             (Commission File Number)         (IRS Employer Identification No.)


                 2929 Allen Parkway
                   Houston, Texas                                  77019
         (Address of Principal Executive Offices)                (Zip Code)

     Registrant's telephone number, including area code: (713) 522-1111

                               Not Applicable
       (Former name or former address, if changed since last report)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         On May 11, 2001, American General Corporation (the "Company") filed a Current Report on Form 8-K announcing, among other things, that the Company, American International Group, Inc., a Delaware corporation ("AIG"), and Washington Acquisition Corporation, a Texas corporation and a direct wholly-owned subsidiary of AIG ("Washington Merger Sub"), had entered into an Agreement and Plan of Merger, dated as of May 11, 2001 (the "Agreement"), a copy of which was attached as Exhibit 2.02 thereto. Filed herewith is an amended Exhibit 2.02, with the sole correction reflecting the correct date of the Agreement.

         (a)      Financial Statements of Business Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

      Exhibit No.    Description

      2.02 Agreement and Plan of Merger, dated as of May 11, 2001, by and among the Company, AIG and Washington Merger Sub.




                                 SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 14, 2001
                                American General Corporation


                                By:       /s/ Mark S. Berg
                                    -----------------------------------
                                     Name: Mark S. Berg
                                     Title:   Executive Vice President and
                                               General Counsel